                                                             Exhibit 23.1



                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors and Stockholders
Mercantile Bancorporation Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                    /s/ KPMG Peat Marwick LLP

St. Louis, Missouri
April 3, 1995